Exhibit 10.3

                              HYDRODYNEX, INC.
                           Subscription Agreement
                                    For
                                Common Stock

1.  Subscription
    Subject to the terms and conditions of that certain Common Stock, the undersigned (the "Purchaser"), hereby agrees and subscribes to purchase from HydroDynex, Inc., a Nevada Corporation (the "Company"), common stock at a purchase price of $.10 per Share, for an aggregate investment and purchase price as set forth on the signature page hereof (the "Purchase Price"). This offering is being undertaken pursuant to Regulation D, Rule 504. Shares can be sold to both accredited investors as defined in
    Section 2(15) of the Securities Act and Rule 501 promulgated thereunder Rule 501 and up to 35 non-accredited investors.
2.  Company Documents Provided to Investors in This Offering.
    The Purchaser hereby acknowledges receipt and approval of a copy of the following
    Company Documents:

      Regulation D Rule 504 disclosure document, Strategic Business Plan, Investor Suitability Questionnaire and Subscription Agreement.

3.  Acceptance of Subscription
    The Purchaser understands and agrees that (i) the Company in its sole discretion reserves the right to accept or reject this subscription, (ii) the Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of the Purchase Agreement, which the Company has provided to the Purchaser, and (iii) this Subscription Agreement shall continue in full force and effect to the extent this subscription is accepted.

4.  Irrevocability; Binding Effect
    The Purchaser hereby acknowledges and agrees that once the Purchase Price is paid to HydroDynex, Inc. and accepted by HydroDynex, Inc., the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law or as set forth in the Purchase Agreement, and that this Subscription Agreement shall be binding upon, and inure to the benefit of the parties and their respective successors, legal representatives, and permitted assigns.

5.  Modification
    This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

6.  Assignability
    This Subscription Agreement and the right, interest and obligations hereunder are not transferable or assignable by the Purchaser, except to an affiliate of the Purchaser who qualifies as an "accredited investor" (as defined in the Purchase Agreement), and the Purchaser further agrees that the transfer or assignment of the common stock shall be made only in accordance with all applicable laws.

7. Applicable Law
    This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflicts-of-laws principles.

8.  Blue Sky Qualification
    The Purchaser's right to purchase common stock under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

9.  Confidentiality
    The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, including, but not limited to, information in the disclosure document, which is not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary.



[Remainder of Page Intentionally Left Blank]

                  ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

The undersigned Purchaser hereby agrees to the foregoing terms of this Subscription Agreement and hereby subscribes for _____________________ number of shares of common stock at $.10 per share.

SUBSCRIBERS THAT ARE INDIVIDUALS MUST COMPLETE AND SIGN BOTH COPIES
OF PAGE 4.


                        EXECUTION BY AN INDIVIDUAL

                 ---------------------------------------
                 Exact Name in Which Title is to be Held

IF PURCHASED WITH ANOTHER INDIVIDUAL:

____________________________              ____________________________
Name (please print)                       Name of Other Purchaser

____________________________              ____________________________
Residence: Number and Street              Residence:  Number and Street

____________________________              ____________________________
Unit or Suite Number                      Unit or Suite Number

____________________________              ____________________________
City, State and Zip Code                  City, State and Zip Code

_____________________________             _____________________________
Country (if outside USA)                  Country (if outside USA)

______________________________            _____________________________
Social Security Number (or Tax I.D.)      Social Security Number
(or Tax I.D.) [U.S. residents only]       [U.S. residents only]

_________________________                 ________________________
Email Address                             Email Address

_________________________                 ________________________
Phone Number                              Phone Number


By:  _____________________                By: ____________________
Purchaser                                 Other Purchaser

ACCEPTED AND AGREED TO AS OF THE _____ DAY OF SEPTEMBER, 2007:
   HYDRODYNEX, INC.

BY: _________________________
    Jerod Edington, President